                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
\
        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        01/31

Date of reporting period:       01/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Opportunity Fund

Annual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The portfolio can leverage, or borrow money against, up to 20% of its total assets to buy additional securities. This could result in a lower net asset value than if the portfolio had not borrowed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5-year and life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	10.22%	11.40%	5.95%	6.96%
Class B	9.45%	10.50%	5.12%	6.11%
Class C	9.50%	10.57%	5.17%	6.15%
CS First Boston High Yield Index+	9.81%	13.52%	8.25%	7.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/05	$ 9.52	$ 9.51	$ 9.52
1/31/04	$ 9.41	$ 9.41	$ 9.42
Distribution Information: Twelve Months: Income Dividends as of 1/31/05	$ .82	$ .74	$ .75
January Income Dividend	$ .0712	$ .0651	$ .0656
SEC 30-Day Yield as of 1/31/05**	6.68%	6.26%	6.45%
Current Annualized Distribution Rate as of 1/31/05**	8.97%	8.21%	8.27%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2005, shown as an annualized percentage rate of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — High Current Yield Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	42	of	414	11
3-Year	98	of	342	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Opportunity Fund — Class A [] CS First Boston High Yield Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,526	$13,201	$12,745	$17,037
	Average annual total return	5.26%	9.70%	4.97%	6.39%
Class B	Growth of $10,000	$10,645	$13,293	$12,750	$16,657
	Average annual total return	6.45%	9.95%	4.98%	6.11%
Class C	Growth of $10,000	$10,950	$13,519	$12,865	$16,712
	Average annual total return	9.50%	10.57%	5.17%	6.15%
CS First Boston High Yield Index+	Growth of $10,000	$10,981	$14,628	$14,867	$18,768
	Average annual total return	9.81%	13.52%	8.25%	7.61%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends an capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Returns and rankings for all of the periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee. Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange.

Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/05
Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	10.52%	11.65%	6.23%	7.26%
Class AARP	10.57%	11.75%	6.34%	7.32%
CS First Boston High Yield Index+	9.81%	13.52%	8.25%	7.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/05	$ 9.58	$ 9.52
1/31/04	$ 9.48	$ 9.41
Distribution Information: Twelve Months: Income Dividends as of 1/31/05	$ .84	$ .84
January Income Dividend	$ .0740	$ .0735
SEC 30-day Yield as of 1/31/05**	7.68%	7.55%
Current Annualized Distribution Rate as of 1/31/05**	9.27%	9.26%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2005, shown as an annualized percentage rate of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — High Current Yield Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	414	9
3-Year	85	of	342	25
5-Year	101	of	272	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Income Opportunity Fund — Class S [] CS First Boston High Yield Index+

Yearly periods ended January 31
Comparative Results as of 1/31/05
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,052	$13,919	$13,530	$18,269
	Average annual total return	10.52%	11.65%	6.23%	7.26%
Class AARP	Growth of $10,000	$11,057	$13,954	$13,601	$18,362
	Average annual total return	10.57%	11.75%	6.34%	7.32%
CS First Boston High Yield Index+	Growth of $10,000	$10,981	$14,628	$14,867	$18,768
	Average annual total return	9.81%	13.52%	8.25%	7.61%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,087.80	$ 1,083.50	$ 1,084.90	$ 1,089.90	$ 1,089.30
Expenses Paid per $1,000*	$ 6.37	$ 10.45	$ 9.88	$ 4.64	$ 4.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,019.11	$ 1,015.17	$ 1,015.73	$ 1,020.77	$ 1,020.67
Expenses Paid per $1,000*	$ 6.16	$ 10.11	$ 9.55	$ 4.48	$ 4.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder High Income Opportunity Fund	1.21%	1.99%	1.88%	.88%	.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder High Income Opportunity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Opportunity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

In the following interview, Portfolio Manager Andrew Cestone discusses the Scudder High Income Opportunity Fund's strategy and the market environment during the 12-month period ended January 31, 2005.

Q:  How did the high-yield bond market perform during the period?

A:  High-yield bonds provided both positive absolute returns and strong relative performance during the past year. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals for the asset class. This trend of improving fundamentals has been in place since late 2002. The CS First Boston High Yield Index — the fund's benchmark — returned 9.81%, well ahead of the 4.16% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum of one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Despite concerns about rising interest rates, higher commodity prices, the US presidential election, and geopolitical tensions during the period, the high-yield market performed well as the positive fundamental underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, high-yield companies continued to improve their financial positions through actions such as cost-cutting, debt reduction and debt refinancing at lower interest rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of January 2005, Moody's 12-month rolling default rate stood at 2.3%, compared with 5.1% at the end of January 2004.2 In addition to lower defaults, recovery rates also increased.3 Lastly, the ratio of rating upgrades to downgrades has improved significantly — another indication of the market's improved fundamentals.4

2 Source: Moody's Investors Service.

3 The recovery rate is the amount investors recover when a bond defaults.

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

These favorable fundamental trends were reflected in the continued compression of the high-yield market's yield spread versus Treasuries.5 Compressing yield spreads indicated that the market perceived less risk in the asset class than at the start of the period. At the close of the period, the spread stood at 354 basis points (3.54 percentage points), versus 469 basis points one-year ago.

Q:  How did the fund perform?

A:  The fund's Class A shares returned 10.22%, outperforming its Lipper peer group average return and its benchmark for the period. (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and more complete performance information.) The fund's Class A shares ranked 42 out of 414 funds in Lipper's High Current Yield Funds category for the 12-month period ended January 31, 2005. The fund's Class A shares also outperformed the average return of the Lipper peer group for the three- and five-year periods ended January 31, 2005.6 The fund's benchmark, the CS First Boston High Yield Index, gained 9.81% for the period.

6 Source: Lipper Inc. as of 1/31/05. Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund's Class A shares ranked 42 and 98 for the 1 and 3-year periods as of 1/31/05. There were 414 and 342 funds, respectively, in Lipper's High Current Yield Funds category at that time. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. It is not possible in invest in a Lipper category.

7 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index. Conversely, "underweight" means the fund holds a lower weighting than the benchmark.

Q:  How did individual security selection affect performance?

A:  Adding to performance was security selection and overweight positions in Georgia-Pacific Corp., ISPAT Inland ULC, ARCO Chemical Co., Qwest Corp., Avecia Group PLC, Millennium America, Inc., GEO Specialty Chemicals, Inc., Dex Media East LLC/Financial, and Fage Dairy Industry SA.7 Georgia-Pacific Corp., a paper and pulp company, continued to gain as the company sold assets and paid debt. The fund has maintained an overweight in this credit for some time, and it has added value. The bond prices of the chemical companies ARCO, GEO Specialty and Millennium rallied from undervalued levels following favorable indications of improved demand and pricing in the chemical sector. Avecia's bonds increased in price as the company sold assets. Qwest, a US telecommunications company, and one of the fund's largest holdings throughout the year, is a security that we held in the lower-quality segment as we had anticipated an upgrade. In the second quarter of 2004 Qwest was, in fact, upgraded to single B. The company's bonds continued to gain in price following the upgrade. Dex Media, a diversified media company that has been a consistent strong performer over past quarters, was also a positive contributor to performance for the period. ARCO Chemical and Dex Media are also among the fund's largest holdings. Overseas holdings such as ISPAT Inland ULC, a steel company, and Fage Dairy, a Greek food and dairy company, also helped performance.

Securities that detracted from performance for the period included Dobson Communications Corp. and Paxson Communications Corp. Underweight positions in AT&T Corp. and Revlon Consumer Products Corp. also detracted from performance. Dobson Communications — a wireless company in which the fund holds an overweight position — reported lower-than-expected financial results during the period, which resulted in the bonds' drifting lower in price. We have since pared back the fund's position in Dobson to a smaller overweight. The preferred securities of Paxson Communications, a broadcasting television company, dropped in price amid investor concerns over liquidity and the company's ability to sell itself (assets) at favorable levels. The bonds of AT&T, a telecommunications company and the largest issuer in the fund's benchmark, rallied after it was announced in early 2005 that SBC Communications intended to purchase AT&T. Our underweight in AT&T was the result of our finding better risk-adjusted relative value in the bonds of MCI, Inc., another telecommunications company. Our decision to overweight MCI versus overweighting AT&T has recently benefited fund performance. MCI's bonds have increased in price on offers from both Verizon and Qwest to acquire the company. Revlon bonds rallied after the company successfully completed a debt-for-equity swap earlier in the period. Had Revlon not completed a debt-for-equity swap, also an unanticipated event, we would have expected the company to restructure.

Q:  Outside of individual security selection, what factors helped and hurt performance?

A:  Our more aggressive quality mix also added to return. We continued to find better relative value opportunities in higher yielding securities during the year. Lower quality securities (such as those rated CCC) were the best-performing credit quality segment for the year, returning 12.83%, followed by middle-tier (such as those rated B) and upper-tier (BB and better) securities which returned 9.89% and 8.54%, respectively. Our overweight positions in lower- and middle-tier securities and corresponding underweight in upper-tier securities helped relative returns.

Q:  The fund employs leverage, or borrowed money. Please discuss this aspect of your strategy.

A:  "Leverage" means that we can invest more money than the fund actually holds in assets. At the start of the reporting period, we held the fund's leveraged position at roughly 3% of assets. (This means that it held about $103 in investments for every $100 in assets). We began to increase this position due to our favorable view of the high-yield market, and we reached a high of approximately 9% in late February 2004. Given the favorable performance of the asset class, this positioning proved beneficial to performance. However, having booked a profit on our leverage position, and as we entered a period of increased short-term concerns around the Fed, higher oil prices, and geopolitical risks, we reduced our leverage. Through the second half of the fiscal year, and at the close of the period, the fund had no leverage.

Q:  What is your view on the current state of the high-yield market?

A:  We expect that as long as economic activity is robust, defaults should remain low. While valuations are no longer cheap, they are reasonable given this outlook. However, the volatility of the market could increase from recent low levels. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place — a positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates may cause yield spreads to increase at some point, we would not expect this to occur in a meaningful way in the near term. In the meantime, we believe that positive event risk in the form of upgrades, mergers and acquisitions (M&A), and tenders will outpace negative event risk from downgrades, leveraged buyouts (LBOs) and defaults.

Given our view on high-yield fundamentals, we are continuing to find the most value in the middle-tier credit quality segment, and expect to remain modestly aggressive. We believe that we can add value over the long term through our security selection. For the time being, we expect to maintain an overweight in higher yielding securities, but would like to point out that a number of these credits include those we anticipate will be upgraded. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	1/31/05	1/31/04

Corporate Bonds	74%	86%
Foreign Bonds — US$ Denominated	20%	14%
Cash Equivalents, net*	2%	-5%
Foreign Bonds — Non US$ Denominated	2%	1%
Preferred Stocks	1%	1%
Convertible Bonds	1%	1%
Asset Backed	—	1%
US Government Backed	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/05	1/31/04

Consumer Discretionary	24%	26%
Materials	17%	13%
Industrials	14%	16%
Telecommunication Services	13%	13%
Financials	8%	7%
Energy	7%	9%
Utilities	6%	8%
Consumer Staples	4%	3%
Health Care	3%	3%
Sovereign Bonds	2%	1%
Information Technology	2%	1%
	100%	100%

* Includes other assets and liabilities.

Asset allocation and corporate and foreign bond diversification are subject to change.

Quality (Excludes Securities Lending Collateral)	1/31/05	1/31/04

US Government Backed	—	1%
Cash Equivalents, net*	—	-5%
BBB	3%	2%
BB	22%	25%
B	59%	57%
CCC	13%	16%
CC	—	1%
D	3%	—
Not Rated	—	3%
	100%	100%
Effective Maturity (Excludes Cash Equivalents)	1/31/05	1/31/04

Less than 1 year	—	2%
1 < 5 years	24%	49%
5 < 7 years	29%	38%
7 years or greater	47%	11%
	100%	100%

* Includes other assets and liabilities.

Weighted average effective maturity: 7.95 years and 7.91 years, respectively.

Quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation (S&P) credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005

	Principal Amount $ (c)	Value ($)

Corporate Bonds 73.2%
Consumer Discretionary 19.0%
Adesa, Inc., 7.625%, 6/15/2012	215,000	226,825
AMC Entertainment, Inc., 8.0%, 3/1/2014 (d)	550,000	545,188
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	620,000	620,775
Ames True Temper, Inc., 144A, 6.64%**, 1/15/2012	330,000	320,925
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	685,000	657,600
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (d)	345,000	345,000
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (d)	435,000	471,975
Caesars Entertainment, Inc., 9.375%, 2/15/2007	190,000	207,813
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011 (d)	1,355,000	941,725
9.625%, 11/15/2009 (d)	1,125,000	916,875
10.25%, 9/15/2010	2,025,000	2,106,000
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	530,000	503,500
CSC Holdings, Inc., 7.875%, 12/15/2007	605,000	651,887
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,421,000	2,899,147
DIMON, Inc.:
7.75%, 6/1/2013	125,000	135,000
Series B, 9.625%, 10/15/2011	1,690,000	1,892,800
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (d)	195,000	200,363
Series B, 9.0%, 5/1/2009 EUR	95,000	117,008
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	455,000	459,550
Eye Care Centers of America, Inc., 144A, 10.75%, 2/15/2015	265,000	261,012
Foot Locker, Inc., 8.5%, 1/15/2022	280,000	312,200
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (d)	810,000	783,675
General Motors Corp., 8.25%, 7/15/2023 (d)	215,000	216,813
Icon Health & Fitness, Inc., 11.25%, 4/1/2012 (d)	410,000	342,350
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	435,000	331,688
ITT Corp., 7.375%, 11/15/2015	210,000	235,200
Jacobs Entertainment Co., 11.875%, 2/1/2009	1,209,000	1,357,102
Kellwood Co., 7.625%, 10/15/2017	115,000	125,925
Levi Strauss & Co.:
144A, 9.75%, 1/15/2015	240,000	233,400
11.625%, 1/15/2008 (d)	140,000	146,650
Mediacom LLC, 9.5%, 1/15/2013 (d)	1,140,000	1,137,150
MGM MIRAGE:
8.375%, 2/1/2011 (d)	985,000	1,103,200
9.75%, 6/1/2007	310,000	344,100
NCL Corp., 144A, 10.625%, 7/15/2014	780,000	783,900
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	760,000	562,400
Paxson Communications Corp., 10.75%, 7/15/2008 (d)	440,000	463,100
PEI Holding, Inc., 11.0%, 3/15/2010	665,000	771,400
Petro Stopping Centers, 9.0%, 2/15/2012 (d)	980,000	1,019,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	215,000	232,738
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	515,000	558,775
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	860,000	907,300
8.875%, 5/15/2011 (d)	600,000	633,000
Renaissance Media Group LLC, 10.0%, 4/15/2008	535,000	551,719
Rent-Way, Inc., 11.875%, 6/15/2010	265,000	294,150
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	65,000	76,213
Restaurant Co., 11.25%, 5/15/2008	720,942	717,337
Sbarro, Inc., 11.0%, 9/15/2009 (d)	345,000	346,725
Schuler Homes, Inc., 10.5%, 7/15/2011 (d)	722,000	824,885
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	930,000	571,950
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,260,000	1,310,400
8.75%, 12/15/2011	920,000	979,800
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (d)	890,000	947,850
Toys "R" Us, Inc., 7.375%, 10/15/2018	1,225,000	1,177,531
True Temper Sports, Inc., 8.375%, 9/15/2011	345,000	327,750
Trump Holdings & Funding, 12.625%, 3/15/2010*	445,000	493,950
TRW Automotive, Inc.:
11.0%, 2/15/2013 (d)	630,000	737,100
11.75%, 2/15/2013 EUR	255,000	402,148
United Auto Group, Inc., 9.625%, 3/15/2012	665,000	724,850
Venetian Casino Resort LLC, 11.0%, 6/15/2010	618,000	698,340
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (d)	345,000	351,038
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	45,000	47,025
Visteon Corp.:
7.0%, 3/10/2014 (d)	810,000	741,150
8.25%, 8/1/2010 (d)	425,000	427,125
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	540,000	577,800
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	1,060,000	1,060,000
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	1,347,000	1,323,427
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	660,192	675,046
Young Broadcasting, Inc., 8.75%, 1/15/2014 (d)	814,000	809,930
		44,277,623
Consumer Staples 2.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008	226,000	235,040
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	365,000	361,350
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	215,000	219,300
144A, 9.75%, 8/1/2011 (d)	750,000	678,750
GNC Corp., 144A, 8.625%, 1/15/2011	205,000	205,000
National Beef Packing Co., 10.5%, 8/1/2011	170,000	173,825
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014 (d)	485,000	150,350
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012 (d)	290,000	303,050
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013 (d)	606,000	554,490
Revlon Consumer Products Corp., 9.0%, 11/1/2006	585,000	579,881
Rite Aid Corp., 11.25%, 7/1/2008	875,000	941,719
Standard Commercial Corp., 8.0%, 4/15/2012	285,000	292,837
Swift & Co., 12.5%, 1/1/2010 (d)	595,000	675,325
Wornick Co., 10.875%, 7/15/2011	480,000	518,400
		5,889,317
Energy 5.2%
Avista Corp., 9.75%, 6/1/2008	860,000	990,017
Belden & Blake Corp., 144A, 8.75%, 7/15/2012	645,000	649,031
Chesapeake Energy Corp.:
6.875%, 1/15/2016 (d)	630,000	655,200
9.0%, 8/15/2012	340,000	385,050
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	330,000	327,525
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (d)	130,000	120,900
7.125%, 5/15/2018	650,000	550,875
7.625%, 10/15/2026 (d)	200,000	166,500
144A, 9.875%, 7/15/2010	770,000	843,150
Edison Mission Energy, 7.73%, 6/15/2009	1,405,000	1,489,300
El Paso Production Holding Corp., 7.75%, 6/1/2013	894,000	929,760
Mission Resources Corp., 9.875%, 4/1/2011	545,000	587,238
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	840,000	848,400
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	240,000	196,800
Southern Natural Gas, 8.875%, 3/15/2010 (d)	515,000	572,938
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	366,000	357,765
8.25%, 12/15/2011	845,000	908,375
Williams Companies, Inc.:
8.125%, 3/15/2012 (d)	830,000	954,500
8.75%, 3/15/2032	435,000	522,000
		12,055,324
Financials 7.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	520,000	345,800
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	965,000	993,950
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	328,000	353,420
AmeriCredit Corp., 9.25%, 5/1/2009	1,295,000	1,388,888
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	280,000	175,290
BF Saul (REIT), 7.5%, 3/1/2014	900,000	927,000
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	179,879	179,879
144A, 16.0%, 5/15/2012	183,515	201,867
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009 (d)	205,000	208,331
144A, Series 3-3, 8.0%, 12/29/2009 (d)	1,120,000	1,135,400
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	925,000	994,375
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	1,784,779	17,848
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,135,203
FINOVA Group, Inc., 7.5%, 11/15/2009	4,877,600	2,243,696
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	120,000	0
General Motors Acceptance Corp., 6.75%, 12/1/2014	215,000	210,793
LNR Property Corp., 7.625%, 7/15/2013	280,000	320,600
Poster Financial Group, Inc., 8.75%, 12/1/2011 (d)	760,000	768,550
PXRE Capital Trust I, 8.85%, 2/1/2027	535,000	535,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	445,000	360,450
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (d)	285,000	333,450
Radnor Holdings Corp., 11.0%, 3/15/2010	540,000	490,050
RC Royalty Subordinated LLC, 7.0%, 1/1/2018**	355,000	313,802
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	125,000	132,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	760,000	672,600
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	345,000	276,000
UGS Corp., 144A, 10.0%, 6/1/2012	690,000	769,350
Universal City Development, 11.75%, 4/1/2010 (d)	910,000	1,069,250
		16,553,342
Health Care 3.0%
AmeriPath, Inc., 10.5%, 4/1/2013	250,000	261,250
AmerisourceBergen Corp., 7.25%, 11/15/2012	10,000	11,025
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	510,000	512,550
Curative Health Services, Inc., 10.75%, 5/1/2011 (d)	353,000	317,700
Encore Medical Corp., 144A, 9.75%, 10/1/2012	305,000	306,525
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (d)	550,000	550,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (d)	862,000	908,332
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	285,000	292,125
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (d)	450,000	447,750
Interactive Health LLC, 144A, 7.25%, 4/1/2011	415,000	381,800
Tenet Healthcare Corp.:
6.375%, 12/1/2011	1,800,000	1,615,500
144A, 9.25%, 2/1/2015	710,000	710,000
Warner Chilcott Corp., 144A, 8.75%, 2/1/2015	580,000	595,950
		6,910,507
Industrials 10.8%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	705,000	761,400
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	535,000	560,412
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	1,800,000	1,642,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	189,000	220,185
Avondale Mills, Inc., 144A, 9.56%**, 7/1/2012	570,000	541,500
Browning-Ferris Industries:
7.4%, 9/15/2035	695,000	594,225
9.25%, 5/1/2021	310,000	322,400
Cenveo Corp., 7.875%, 12/1/2013	780,000	682,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,065,000	1,128,900
Collins & Aikman Products, 10.75%, 12/31/2011 (d)	575,000	569,250
Congoleum Corp., 8.625%, 8/1/2008*	300,000	303,000
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	205,000	201,413
Cornell Companies, Inc., 10.75%, 7/1/2012	625,000	668,750
Corrections Corp. of America, 9.875%, 5/1/2009	800,000	880,000
Dana Corp., 7.0%, 3/1/2029	755,000	749,990
Delta Air Lines, Inc., 8.3%, 12/15/2029 (d)	435,000	171,825
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013 (d)	135,000	118,800
Erico International Corp., 8.875%, 3/1/2012	505,000	520,150
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	210,000	161,700
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	890,000	858,850
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024*	630,536	1,576
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,035,000	1,154,025
Joy Global, Inc., Series B, 8.75%, 3/15/2012	65,000	72,800
Kansas City Southern:
7.5%, 6/15/2009	725,000	754,000
9.5%, 10/1/2008	1,005,000	1,128,112
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,165,000	1,130,050
Laidlaw International, Inc., 10.75%, 6/15/2011	610,000	701,500
Millennium America, Inc.:
7.625%, 11/15/2026 (d)	1,034,000	1,015,905
9.25%, 6/15/2008	990,000	1,098,900
Remington Arms Co., Inc., 10.5%, 2/1/2011 (d)	450,000	433,125
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	535,000	538,344
Ship Finance International Ltd., 8.5%, 12/15/2013	760,000	775,200
SPX Corp.:
6.25%, 6/15/2011 (d)	205,000	219,350
7.5%, 1/1/2013	730,000	801,175
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	205,000	205,000
10.375%, 7/1/2012	760,000	847,400
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	425,000	494,063
Thermadyne Holdings Corp., 9.25%, 2/1/2014	465,000	451,050
United Rentals North America, Inc.:
6.5%, 2/15/2012 (d)	595,000	584,587
7.0%, 2/15/2014 (d)	845,000	785,850
Westlake Chemical Corp., 8.75%, 7/15/2011	321,000	357,113
		25,206,875
Information Technology 1.2%
Activant Solutions, Inc., 10.5%, 6/15/2011	545,000	587,238
Itron, Inc., 144A, 7.75%, 5/15/2012	360,000	360,900
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,739,000	1,552,057
7.25%, 7/15/2006 (d)	230,000	239,200
Spheris, Inc., 144A, 11.0%, 12/15/2012	160,000	165,600
		2,904,995
Materials 11.0%
Aqua Chemical, Inc., 11.25%, 7/1/2008	610,000	518,500
ARCO Chemical Co., 9.8%, 2/1/2020 (d)	2,694,000	3,044,220
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,570,000	1,122,550
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	560,000	614,600
Constar International, Inc., 11.0%, 12/1/2012 (d)	665,000	695,756
Dayton Superior Corp.:
10.75%, 9/15/2008	540,000	580,500
13.0%, 6/15/2009	1,245,000	1,301,025
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	375,000	378,750
GEO Specialty Chemicals, Inc.:
144A, 10.125%, 8/1/2008*	385,000	231,000
11.06%, 12/31/2009	185,000	190,550
Georgia-Pacific Corp.:
8.0%, 1/15/2024	1,495,000	1,752,887
9.375%, 2/1/2013	710,000	817,388
Hercules, Inc.:
6.75%, 10/15/2029	445,000	456,125
11.125%, 11/15/2007 (d)	620,000	728,500
Hexcel Corp., 9.75%, 1/15/2009	495,000	516,038
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	630,000	740,250
Huntsman International LLC, 144A, 7.375%, 1/1/2015 (d)	105,000	104,475
Huntsman LLC, 11.625%, 10/15/2010	985,000	1,147,525
IMC Global, Inc., 10.875%, 8/1/2013	215,000	261,763
Intermet Corp., 9.75%, 6/15/2009* (d)	310,000	173,600
International Steel Group, Inc., 6.5%, 4/15/2014	950,000	1,026,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	665,000	669,987
Neenah Corp.:
144A, 11.0%, 9/30/2010	982,000	1,090,020
144A, 13.0%, 9/30/2013	511,432	524,218
Omnova Solutions, Inc., 11.25%, 6/1/2010	905,000	975,137
Owens-Brockway Glass Container, 8.25%, 5/15/2013	210,000	228,375
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (d)	971,680	602,442
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	115,000	106,950
11.125%, 9/1/2009	655,000	714,769
Portola Packaging, Inc., 8.25%, 2/1/2012 (d)	455,000	371,963
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	895,000	1,192,744
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	305,000	314,150
TriMas Corp., 9.875%, 6/15/2012	1,475,000	1,534,000
United States Steel LLC:
9.75%, 5/15/2010	658,000	751,765
10.75%, 8/1/2008	75,000	88,687
		25,567,209
Telecommunication Services 8.2%
AirGate PCS, Inc., 144A, 6.41%**, 10/15/2011	255,000	262,650
American Cellular Corp., Series B, 10.0%, 8/1/2011 (d)	1,660,000	1,531,350
American Tower Corp., 144A, 7.125%, 10/15/2012	330,000	331,650
AT&T Corp.:
7.3%, 11/15/2011	670,000	777,200
8.0%, 11/15/2031	815,000	1,038,106
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (d)	2,265,000	2,298,975
Crown Castle International Corp., 9.375%, 8/1/2011	365,000	405,150
Dobson Communications Corp., 8.875%, 10/1/2013	625,000	460,937
GCI, Inc., 7.25%, 2/15/2014	350,000	348,250
Insight Midwest LP, 9.75%, 10/1/2009 (d)	310,000	325,500
LCI International, Inc., 7.25%, 6/15/2007	840,000	814,800
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	450,000	388,125
MCI, Inc., 8.735%, 5/1/2014	2,055,000	2,247,656
Nextel Communications, Inc., 5.95%, 3/15/2014	360,000	373,500
Nextel Partners, Inc., 8.125%, 7/1/2011	530,000	583,000
Northern Telecom Capital, 7.875%, 6/15/2026	490,000	483,875
PanAmSat Corp., 144A, 9.0%, 8/15/2014	460,000	500,250
Qwest Corp.:
7.25%, 9/15/2025	1,880,000	1,833,000
144A, 7.875%, 9/1/2011	415,000	444,050
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	960,000	1,140,000
144A, 14.0%, 12/15/2014	740,000	926,850
Rural Cellular Corp., 9.875%, 2/1/2010 (d)	330,000	351,450
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	200,000	172,250
Triton PCS, Inc., 8.5%, 6/1/2013	275,000	264,688
Ubiquitel Operating Co., 9.875%, 3/1/2011	95,000	104,738
US Unwired, Inc., Series B, 10.0%, 6/15/2012	615,000	685,725
Western Wireless Corp., 9.25%, 7/15/2013	100,000	116,500
		19,210,225
Utilities 5.3%
AES Corp., 144A, 8.75%, 5/15/2013	1,330,000	1,489,600
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (d)	690,000	767,625
Aquila, Inc., 14.875%, 7/1/2012	200,000	279,000
Calpine Corp.:
8.25%, 8/15/2005 (d)	585,000	585,000
144A, 8.5%, 7/15/2010 (d)	875,000	686,875
CMS Energy Corp.:
7.5%, 1/15/2009	425,000	449,969
8.5%, 4/15/2011	90,000	100,463
9.875%, 10/15/2007	405,000	448,031
Consumers Energy Co., 6.3%, 2/1/2012	250,000	249,524
DPL, Inc., 6.875%, 9/1/2011	1,375,000	1,491,179
Midwest Generation LLC, 8.75%, 5/1/2034	310,000	346,425
Mission Energy Holding Co., 13.5%, 7/15/2008	260,000	324,350
NorthWestern Corp., 144A, 5.875%, 11/1/2014	195,000	200,677
NRG Energy, Inc., 144A, 8.0%, 12/15/2013 (d)	2,124,000	2,288,610
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	635,000	709,613
10.0%, 10/1/2009	885,000	1,023,281
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	776,000	818,680
		12,258,902
Total Corporate Bonds (Cost $168,672,521)		170,834,319

Foreign Bonds — US$ Denominated 19.8%
Consumer Discretionary 2.6%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	420,000	443,100
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	772,000	885,870
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	925,000	1,045,250
Shaw Communications, Inc.:
7.25%, 4/6/2011 (d)	370,000	404,225
8.25%, 4/11/2010	1,260,000	1,430,100
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	920,000	699,200
Vicap SA, 11.375%, 5/15/2007	195,000	196,950
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	335,000	345,050
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (d)	670,000	646,550
		6,096,295
Consumer Staples 1.0%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	535,000	596,525
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,425,000	1,425,000
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	190,000	197,600
		2,219,125
Energy 2.2%
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,000,000	1,190,000
Luscar Coal Ltd., 9.75%, 10/15/2011 (d)	715,000	800,800
Petroleum Geo-Services ASA, 10.0%, 11/5/2010 (d)	2,290,036	2,616,366
Secunda International Ltd., 144A, 10.66%**, 9/1/2012	510,000	503,625
		5,110,791
Financials 0.9%
Conproca SA de CV REG S, 12.0%, 6/16/2010	450,000	567,000
Eircom Funding, 8.25%, 8/15/2013 (d)	625,000	682,812
Mizuho Financial Group, 8.375%, 12/29/2049	295,000	325,002
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	735,000	617,400
		2,192,214
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (d)	108,000	111,915
Industrials 2.1%
CP Ships Ltd., 10.375%, 7/15/2012	645,000	748,200
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007 (d)	1,550,000	1,654,625
11.75% to 6/15/2009	730,000	735,475
12.5%, 6/15/2012	492,000	573,180
LeGrand SA, 8.5%, 2/15/2025	620,000	731,600
Stena AB:
144A, 7.0%, 12/1/2016	260,000	251,550
9.625%, 12/1/2012	200,000	224,000
		4,918,630
Information Technology 0.4%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	1,045,000	1,024,100
Materials 4.1%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	485,000	501,975
Avecia Group PLC, 11.0%, 7/1/2009	1,415,000	1,492,825
Cascades, Inc.:
7.25%, 2/15/2013	880,000	919,600
144A, 7.25%, 2/15/2013	50,000	52,250
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	460,000	464,600
Citigroup Global (Severstal), 8.625%, 2/24/2009	330,000	333,894
Crown Euro Holdings SA, 10.875%, 3/1/2013 (d)	450,000	527,625
ISPAT Inland ULC, 9.75%, 4/1/2014	747,000	920,678
Novelis, Inc., 144A, 7.25%, 2/15/2015	1,135,000	1,163,375
Rhodia SA, 8.875%, 6/1/2011 (d)	755,000	773,875
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	2,355,000	2,331,450
		9,482,147
Sovereign Bonds 1.6%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	750,000	927,187
Dominican Republic, 144A, 9.04%, 1/23/2013	260,000	237,250
Federative Republic of Brazil, 8.875%, 10/14/2019 (d)	810,000	836,325
Republic of Argentina:
11.375%, 3/15/2010*	955,000	288,887
11.375%, 1/30/2017*	290,000	92,075
Series BGL5, 11.375%, 1/30/2017*	475,000	152,238
11.75%, 4/7/2009*	800,000	242,000
11.75%, 12/31/2015*	410,000	128,535
Series 2031, 12.0%, 6/19/2031*	153,700	48,108
12.375%, 2/21/2012*	485,000	151,563
Republic of Turkey:
7.25%, 3/15/2015 (d)	360,000	370,800
9.0%, 6/30/2011	190,000	214,700
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	1,013	907
		3,690,575
Telecommunication Services 4.4%
Alestra SA de RL de CV, 8.0%, 6/30/2010	120,000	104,400
Axtel SA:
11.0%, 12/15/2013 (d)	675,000	724,781
144A, 11.0%, 12/15/2013	120,000	128,850
Embratel, Series B, 11.0%, 12/15/2008	510,000	578,850
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	620,000	612,250
Grupo Iusacell SA de CV, Series B, 10.0%, 12/29/2004*	117,000	85,410
Inmarsat Finance PLC, 7.625%, 6/30/2012	635,000	647,700
Innova S. de R.L., 9.375%, 9/19/2013 (d)	195,000	221,325
INTELSAT, 6.5%, 11/1/2013	220,000	184,250
Intelsat Bermuda Ltd.:
144A, 7.794%**, 1/15/2012	260,000	267,800
144A, 8.25%, 1/15/2013	775,000	802,125
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	1,285,000	1,339,612
Mobifon Holdings BV, 12.5%, 7/31/2010	1,080,000	1,287,900
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	415,000	430,563
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	440,000	415,800
Nortel Networks Ltd., 6.125%, 2/15/2006	2,170,000	2,199,837
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	315,000	317,363
		10,348,860
Utilities 0.4%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	1,310,000	962,850
Total Foreign Bonds — US$ Denominated (Cost $44,315,109)		46,157,502

Foreign Bonds — Non US$ Denominated 1.6%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	230,000	300,520
Industrials 0.4%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	615,000	845,646
Materials 0.6%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	515,000	706,464
Rhodia SA, 9.25%, 6/1/2011 EUR	440,000	598,563
		1,305,027
Sovereign Bonds 0.5%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	8,652,500	704,910
Republic of Argentina:
8.0%, 2/26/2008* EUR	355,000	136,493
Series FEB, 8.0%, 2/26/2008* EUR	260,000	99,967
10.25%, 2/6/2049* EUR	398,808	154,637
10.5%, 11/14/2049* EUR	168,726	62,124
11.25%, 4/10/2006* EUR	153,388	59,976
12.0%, 9/19/2016* EUR	25,565	9,496
		1,227,603
Total Foreign Bonds — Non US$ Denominated (Cost $3,254,628)		3,678,796

Convertible Bonds 0.5%
DIMON, Inc., 6.25%, 3/31/2007	805,000	764,749
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	335,000	331,650
144A, Series EURO, 7.5%, 9/25/2006	35,000	34,649
Total Convertible Bonds (Cost $1,109,127)		1,131,048

Asset Backed 0.4%
Golden Tree High Yield Opportunities LP, 144A, "D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	1,031,500

Loan Participations 1.5%
American Commercial Lines LLC, 6.25%, 6/30/2006	650,000	654,875
Anthony Crane Rental Corp.:
6.84%, 7/20/2006	250,000	227,500
6.09%, 7/22/2049	750,000	682,500
Intermet Corp., 144A, 6.84%, 3/31/2009**	2,000,000	1,982,522
Total Loan Participations (Cost $3,363,764)		3,547,397
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	2,211	3,538
Geo Specialty Chemicals, Inc.*	1,110	16,650
IMPSAT Fiber Networks, Inc.*	16,780	94,807
Viatel, Inc.*	6,136	0
Total Common Stocks (Cost $1,073,317)		114,995

Warrants 0.0%
Dayton Superior Corp., 144A*	45	1
DeCrane Aircraft Holdings, Inc., 144A*	1,230	12
Orbital Imaging Corp., 144A*	700	0
TravelCenters of America, Inc., 144A*	140	700
Total Warrants (Cost $700)		713

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25%, (PIK)	99	811,800
TNP Enterprises, Inc., 14.5%, "D", (PIK)	3,850	446,600
Total Preferred Stocks (Cost $1,236,434)		1,258,400
	Units	Value ($)

Other Investments 0.4%
Hercules Trust II, (Bond Unit)	1,225,000	1,013,687
SpinCycle, Inc., "F" (Common Stock Unit)*	16	18
SpinCycle, Inc. (Common Stock Unit)*	2,283	2,511
Total Other Investments (Cost $794,802)		1,016,216
	Shares	Value ($)

Securities Lending Collateral 19.4%
Daily Assets Fund Institutional, 2.35% (e) (f) (Cost $45,326,420)	45,326,420	45,326,420

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.3% (b) (Cost $2,222,605)	2,222,605	2,222,605
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,369,427) (a)	118.4	276,319,911
Other Assets and Liabilities, Net	(18.4)	(43,044,849)
Net Assets	100.0	233,275,062

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount (c)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	300,000	USD	202,600	303,000
Dyersburg Corp.	9.75%	9/1/2007	1,500,000	USD	1,593,750	150
Eaton Vance Corp.	13.68%	7/15/2012	1,784,779	USD	1,784,779	17,848
Esprit Telecom Group PLC:
	10.875%	6/15/2008	110,000	USD	109,482	11
	11.5%	12/15/2007	330,000	USD	327,120	33
FRD Acquisition Co.	12.5%	7/15/2004	120,000	USD	0	0
GEO Specialty Chemicals, Inc.	10.125%	8/1/2008	385,000	USD	117,425	231,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	117,000	USD	72,946	85,410
GS Technologies Operating Co., Inc.	12.0%	9/1/2024	630,536	USD	630,536	1,576
Intermet Corp.	9.75%	6/15/2009	310,000	USD	128,726	173,600
Oxford Automotive, Inc.	12.0%	10/15/2010	971,680	USD	629,615	602,442
Republic of Argentina:
	8.0%	2/26/2008	355,000	EUR	114,389	136,493
	8.0%	2/26/2008	260,000	EUR	83,960	99,967
	10.25%	2/6/2049	398,808	EUR	87,311	154,637
	10.5%	11/14/2049	168,726	EUR	35,953	62,124
	11.25%	4/10/2006	153,388	EUR	48,204	59,976
	11.375%	3/15/2010	955,000	USD	257,850	288,887
	11.375%	1/30/2017	290,000	USD	96,400	92,075
	11.375%	1/30/2017	475,000	USD	142,189	152,238
	11.75%	4/7/2009	800,000	USD	254,875	242,000
	11.75%	6/15/2015	410,000	USD	130,969	128,535
	12.0%	9/19/2016	25,565	EUR	5,877	9,496
	12.0%	6/19/2031	153,700	USD	33,430	48,108
	12.375%	2/21/2012	485,000	USD	130,436	151,563
Trump Holdings & Funding	12.625%	3/15/2010	445,000	USD	441,982	493,950
					$ 7,460,804	$ 3,535,119

** Floating rate notes are securities whose yields vary with a designated market rate, such as the coupon-equivalent of the US Treasury Bill rate. The securities are shown at their current rate as of January 31, 2005.

(a) The cost for federal income tax purposes was $273,408,763. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $2,911,148. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,139,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,228,561.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount in US dollars unless otherwise noted.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2005 amounted to $44,440,196, which is 19.1% of total net assets.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that interest or dividend is paid in kind.

REIT: Real Estate Investment Trust.

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005
Assets
Investments: Investments in securities, at value (cost $224,820,402) — including $44,440,196 of securities loaned	$ 228,770,886
Investment in Scudder Cash Management QP Trust (cost $2,222,605)	2,222,605
Investment in Daily Assets Fund Institutional (cost $45,326,420)*	45,326,420
Total investments in securities, at value (cost $272,369,427)	276,319,911
Cash	242,297
Foreign currency, at value cost ($63,964)	63,961
Receivable for investments sold	8,337,232
Interest receivable	4,578,614
Receivable for Fund shares sold	330,412
Unrealized appreciation on forward foreign currency exchange contracts	3,536
Other assets	8,512
Total assets	289,884,475
Liabilities
Payable for investments purchased	10,308,524
Payable for Fund shares redeemed	164,586
Payable upon return of securities loaned	45,326,420
Net payable on closed forward foreign currency exchange contracts	205,597
Unrealized depreciation on forward foreign currency exchange contracts	201,616
Accrued management fee	122,321
Other accrued expenses and payables	280,349
Total liabilities	56,609,413
Net assets, at value	$ 233,275,062
Net Assets
Net assets consist of: Undistributed net investment income	532,659
Net unrealized appreciation (depreciation) on: Investments	3,950,484
Foreign currency related transactions	(197,282)
Accumulated net realized gain (loss)	(59,329,613)
Paid-in capital	288,318,814
Net assets, at value	$ 233,275,062

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($26,023,094 ÷ 2,734,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52
Maximum offering price per share (100 ÷ 95.5 of $9.52)	$ 9.97

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,880,084 ÷ 1,038,708 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.51

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,110,136 ÷ 956,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.52
Class AARP Net Asset Value, offering and redemption price (a) per share ($61,242,482 ÷ 6,390,627 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.58
Class S Net Asset Value, offering and redemption price (a) per share ($127,019,266 ÷ 13,349,116 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2005
Investment Income
Income: Interest	$ 18,618,839
Interest — Scudder Cash Management QP Trust	83,124
Dividends (net of foreign taxes withheld of $272)	254,262
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	91,456
Total Income	19,047,681
Expenses: Management fee	1,210,268
Services to shareholders	290,489
Custodian and accounting fees	159,090
Distribution service fees	205,215
Auditing	59,997
Legal	18,326
Trustees' fees and expenses	5,629
Reports to shareholders	35,906
Registration fees	25,533
Administrative fee	93,618
Interest expense	134,759
Other	5,309
Total expenses, before expense reductions	2,244,139
Expense reductions	(5,128)
Total expenses, after expense reductions	2,239,011
Net investment income	16,808,670
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,060,021
Foreign currency related transactions	(195,697)
2,864,324
Net unrealized appreciation (depreciation) during the period on: Investments	1,587,652
Foreign currency related transactions	(204,858)
1,382,794
Net gain (loss) on investment transactions	4,247,118
Net increase (decrease) in net assets resulting from operations	$ 21,055,788

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2005	2004
Operations: Net investment income	$ 16,808,670	$ 13,829,504
Net realized gain (loss) on investment transactions	2,864,324	2,948,108
Net unrealized appreciation (depreciation) on investment transactions during the period	1,382,794	18,471,797
Net increase (decrease) in net assets resulting from operations	21,055,788	35,249,409
Distributions to shareholders from: Net investment income: Class A	(1,852,087)	(1,098,251)
Class B	(791,406)	(839,022)
Class C	(477,609)	(255,039)
Class AARP	(4,406,343)	(2,210,204)
Class S	(10,632,626)	(8,929,792)
Fund share transactions: Proceeds from shares sold	88,823,525	74,070,951
Reinvestment of distributions	10,502,924	7,965,119
Cost of shares redeemed	(59,026,813)	(47,995,413)
Redemption fees	63,284	50,177
Net increase (decrease) in net assets from Fund share transactions	40,362,920	34,090,834
Increase (decrease) in net assets	43,258,637	56,007,935
Net assets at beginning of period	190,016,425	134,008,490
Net assets at end of period (including undistributed net investment income of $532,659 and $1,617,503, respectively)	$ 233,275,062	$ 190,016,425

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.76	.75	.83	.52
Net realized and unrealized gain (loss) on investment transactions	.17	1.20	(.82)[c]	(.51)
Total from investment operations	.93	1.95	.01	.01
Less distributions from: Net investment income	(.82)	(.73)	(.81)	(.51)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.52	$ 9.41	$ 8.19	$ 8.99
Total Return (%)[d]	10.22	24.91	.40[c]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	18	11	9
Ratio of expenses (%)	1.27[e]	1.21	1.09	1.23*
Ratio of net investment income (%)	8.15	8.53	9.91	9.24*
Portfolio turnover rate (%)	148	173	117	61

[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of expenses excluding interest expense was 1.20% for the year ended January 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.18	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.69	.68	.76	.47
Net realized and unrealized gain (loss) on investment transactions	.15	1.21	(.83)[c]	(.50)
Total from investment operations	.84	1.89	(.07)	(.03)
Less distributions from: Net investment income	(.74)	(.66)	(.74)	(.47)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.51	$ 9.41	$ 8.18	$ 8.99
Total Return (%)[d]	9.45	23.79	(.41)[c]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	13	9	9
Ratio of expenses (%)	2.09[e]	2.03	1.91	2.03*
Ratio of net investment income (%)	7.33	7.71	9.09	8.44*
Portfolio turnover rate (%)	148	173	117	61

[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of expenses excluding interest expense was 2.02% for the year ended January 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.69	.69	.76	.47
Net realized and unrealized gain (loss) on investment transactions	.16	1.20	(.81)[c]	(.50)
Total from investment operations	.85	1.89	(.05)	(.03)
Less distributions from: Net investment income	(.75)	(.66)	(.75)	(.47)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.52	$ 9.42	$ 8.19	$ 8.99
Total Return (%)[d]	9.50	23.94	(.39)[c]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	5	3	2
Ratio of expenses (%)	1.99[e]	1.98	1.86	2.00*
Ratio of net investment income (%)	7.43	7.75	9.14	8.47*
Portfolio turnover rate (%)	148	173	117	61

[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of expenses excluding interest expense was 1.92% for the year ended January 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended January 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.48	$ 8.23	$ 9.03	$ 10.13	$ 10.20
Income (loss) from investment operations: Net investment income[c]	.79	.78	.84	.88	.36
Net realized and unrealized gain (loss) on investment transactions	.15	1.22	(.81)[d]	(1.07)	(.10)
Total from investment operations	.94	2.00	.03	(.19)	.26
Less distributions from: Net investment income	(.84)	(.75)	(.83)	(.92)	(.35)
Redemption fees	.00***	.00***	.00***	.01	.02
Net asset value, end of period	$ 9.58	$ 9.48	$ 8.23	$ 9.03	$ 10.13
Total Return (%)	10.57	25.21	.79[d]	(1.76)	2.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	40	15	11	2
Ratio of expenses before expense reductions (%)	.98[f]	.95	.91	.95	.94*
Ratio of expenses after expense reductions (%)	.98[f]	.95	.91	.95	.93*
Ratio of net investment income (%)	8.44	8.78	10.09	9.32	11.18*
Portfolio turnover rate (%)	148	173	117	61	63

[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

[e] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

[f] The ratio of expenses excluding interest expense was .91% for the year ended January 31, 2005.

* Annualized

** Not annualized *** Amount is less than $.005.

Class S
Years Ended January 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.18	$ 9.00	$ 10.12	$ 11.36
Income (loss) from investment operations:
Net investment income[b]	.78	.77	.84	.88	1.10
Net realized and unrealized gain (loss) on investment transactions	.17	1.21	(.83)[c]	(1.09)	(1.23)
Total from investment operations	.95	1.98	.01	(.21)	(.13)
Less distributions from:
Net investment income	(.84)	(.75)	(.83)	(.92)	(1.12)
Redemption fees	.00***	.00***	.00***	.01	.01
Net asset value, end of period	$ 9.52	$ 9.41	$ 8.18	$ 9.00	$ 10.12
Total Return (%)	10.52	25.25	.56[c]	(1.97)	(.84)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	115	97	117	127
Ratio of expenses before expense reductions (%)	1.00[f]	.95	.91	.95	1.18[e]
Ratio of expenses after expense reductions (%)	1.00[f]	.95	.91	.95	.82[e]
Ratio of net investment income (%)	8.42	8.78	10.09	9.32	10.61
Portfolio turnover rate (%)	148	173	117	61	63

[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.

[f] The ratio of expenses excluding interest expense was .93% for the year ended January 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the "Fund"), is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $58,290,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($6,461,000), January 31, 2009 ($13,824,000), January 31, 2010 ($13,608,000), January 31, 2011 ($21,052,000) and January 31, 2012 ($3,345,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 437,484
Capital loss carryforwards	$ (58,290,000)
Net unrealized appreciation (depreciation) on investments	$ 2,911,148

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2005	2004
Distributions from ordinary income*	$ 18,160,071	$ 13,332,308

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment securities transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the year ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $321,051,789 and $296,357,595, respectively. Purchases and sales of US Treasury obligations aggregated $558,712 and $1,804,676, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under the Administrative Agreement.

For the period February 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 8,906
Class B	7,453
Class C	2,643
Class AARP	19,838
Class S	54,778
$ 93,618

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee (through March 31, 2004) and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

Furthermore, for the period April 1, 2004 through September 30, 2005, the Advisor and its affiliates agreed to waive all or a portion of certain class specific expenses to the extent necessary to maintain the operating expenses at 1.00% each of average daily net assets for Class A, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $47 and $53, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the Shareholder Servicing Fee they receive from the Fund. For the period April 1, 2004 through January 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2005
Class A	$ 30,082	$ 13,116
Class B	17,960	7,682
Class C	8,011	3,044
Class AARP	52,333	21,157
Class S	124,140	47,130
	$ 232,526	$ 92,129

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $122,527, of which $52,189 is unpaid at January 31, 2005.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2005
Class B	$ 75,704	$ 6,279
Class C	43,565	5,596
	$ 119,269	$ 11,875

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2005	Annual Effective Rate
Class A	$ 47,782	$ 6,468.23%
Class B	24,463	2,008.24%
Class C	13,701	1,577.24%
	$ 85,946	$ 10,053

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2005 aggregated $17,202.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended January 31, 2005, the CDSC for Class B and Class C shares aggregated $22,546 and $1,990, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2005 SDI received no payments.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended January 31, 2005, the Advisor agreed to reimburse the Fund $2,485, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2005, the Fund's custodian fees were reduced by $2,643 for custodian credits earned.

F. Forward Foreign Currency Exchange Contracts

As of January 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	56,00	USD	73,074	3/9/2005	$ 50
EUR	60,351	USD	80,135	3/9/2005	1,437
EUR	7,648	USD	10,293	3/9/2005	320
EUR	308,571	USD	404,765	5/27/2005	1,729
					$ 3,536
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	794,027	USD	1,035,414	3/9/2005	$ (60,952)
EUR	77,645	USD	95,193	3/9/2005	(6,057)
EUR	254,803	USD	309,331	3/9/2005	(22,931)
EUR	299,607	USD	368,966	3/9/2005	(21,723)
EUR	241,204	USD	296,681	3/9/2005	(17,850)
EUR	58,645	USD	72,251	3/9/2005	(4,222)
EUR	258,333	USD	320,209	3/9/2005	(16,658)
EUR	58,989	USD	74,503	3/9/2005	(2,419)
EUR	58,989	USD	75,294	3/9/2005	(1,628)
EUR	193,759	USD	246,295	3/9/2005	(6,368)
EUR	178,490	USD	227,372	3/9/2005	(5,379)
EUR	49,784	USD	63,486	3/9/2005	(1,433)
EUR	44,640	USD	57,421	3/9/2005	(790)
EUR	539,264	USD	699,706	3/9/2005	(3,496)
EUR	351,997	USD	459,005	3/9/2005	(4,280)
EUR	71,176	USD	92,178	3/9/2005	(636)
EUR	160,340	USD	209,021	3/9/2005	(63)
USD	169,058	EUR	220,813	5/27/2005	(177)
MXN	6,572,593	USD	561,089	3/9/2005	(22,182)
MXN	443,594	USD	37,615	3/9/2005	(1,751)
MXN	502,455	USD	44,275	3/9/2005	(314)
MXN	720,839	USD	62,813	5/27/2005	(307)
					(201,616)
Currency Abbreviations
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

G. Credit Facility

The Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank, an affiliate of Bank of America, not to exceed $45,000,000 at any one time and which is available until June 29, 2005. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The Fund may borrow up to a maximum of 20% of its net assets under the agreement.

Interest expense incurred on the borrowings amounted to $134,759 for the year ended January 31, 2005. The average dollar amount of the borrowings was $13,052,761 and the weighted average interest rate on these borrowings was 1.674%.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2005		Year Ended January 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,339,083	$ 21,683,263	1,805,244	$ 15,998,541
Class B	376,509	3,526,058	689,833	6,041,307
Class C	613,347	5,736,714	440,754	3,914,573
Class AARP	2,908,807	27,275,200	2,856,972	25,458,994
Class S	3,290,747	30,602,290	2,561,791	22,657,536
		$ 88,823,525		$ 74,070,951
Shares issued to shareholders in reinvestment of distributions
Class A	113,256	$ 1,051,873	78,603	$ 694,304
Class B	44,717	414,282	52,543	461,763
Class C	29,171	271,284	17,853	157,143
Class AARP	231,822	2,166,685	132,973	1,183,975
Class S	711,502	6,598,800	623,287	5,467,934
		$ 10,502,924		$ 7,965,119
Shares redeemed
Class A	(1,656,393)	$ (15,390,058)	(1,299,789)	$ (11,341,053)
Class B	(738,339)	(6,817,722)	(490,047)	(4,371,955)
Class C	(185,169)	(1,716,164)	(272,003)	(2,396,469)
Class AARP	(930,414)	(8,695,554)	(585,358)	(5,219,899)
Class S	(2,835,340)	(26,407,315)	(2,820,409)	(24,666,037)
		$ (59,026,813)		$ (47,995,413)
Redemption fees		$ 63,284		$ 50,177
Net increase (decrease)
Class A	795,946	$ 7,345,078	584,058	$ 5,351,792
Class B	(317,113)	(2,877,382)	252,329	2,131,115
Class C	457,349	4,291,834	186,604	1,675,247
Class AARP	2,210,215	20,780,769	2,404,587	21,448,525
Class S	1,166,909	10,822,621	364,669	3,484,155
		$ 40,362,920		$ 34,090,834

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Fund Merger

On December 14, 2004 the Trustees of the Fund approved, in principle, the merger of the Fund into Scudder High Income Plus Fund, which is managed by the same portfolio manager.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Trustees and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Income Opportunity Fund (the "Fund") at January 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note J, the Trustees of the Fund approved the merger of the Fund into Scudder High Income Plus Fund subsequent to year-end and subject to certain conditions, including shareholder approval.

Boston, Massachusetts March 30, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York 10154

4 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYIX	SHBDX
Fund Number	147	047
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, January 31, 2005, Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER HIGH INCOME OPPORTUNITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ --------------- -------------------- --------- -----------------
Fiscal Year                                       Tax Fees          All
   Ended        Audit Fees      Audit-Related      Billed       Other Fees
January 31,   Billed to Fund Fees Billed to Fund   to Fund   Billed to Fund
------------ --------------- -------------------- --------- -----------------
2005              $65,500           $185            $7,100         $0
------------ --------------- -------------------- --------- -----------------
2004              $63,000          $1,204           $6,800         $0
------------ --------------- -------------------- --------- -----------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

------------- ------------------ --------------------- -------------------
Fiscal Year     Audit-Related     Tax Fees Billed to          All
               Fees Billed to                          Other Fees Billed
                 Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
January 31,   Service Providers   Service Providers    Service Providers
------------- ------------------ --------------------- -------------------
2005              $469,407                $0                   $0
------------- ------------------ --------------------- -------------------
2004              $594,457                $0                   $0
------------- ------------------ --------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ ----------- ----------------- ----------------- -------------------
                              Total
                           Non-Audit
                          Fees billed
                           to Adviser
                          and Affiliated
                           Fund Service
                            Providers
                           (engagements
                             related        Total Non-Audit
                           directly to      Fees billed to
                Total     the operations     Adviser and
              Non-Audit        and          Affiliated Fund
                Total       financial       Service Providers
             Fees Billed    reporting         (all other
Fiscal Year   to Fund      of the Fund)       engagements)     Total of (A), (B)
   Ended
January 31,       (A)          (B)                 (C)              and (C)
------------ ----------- ----------------- ----------------- -------------------
2005           $7,100          $0              $248,208            $255,308
------------ ----------- ----------------- ----------------- -------------------
2004           $6,800          $0             $3,507,628          $3,514,428
------------ ----------- ----------------- ----------------- -------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005